Exhibit 21.1

Subsidiaries of Diamond Resorts Parent, LLC

Name	Jurisdiction of Incorporation or Organization	Guarantor or Non-guarantor
AKGI-St. Maarten N.V.	Delaware	Guarantor
Alpine Apartment Hotel LmbH	Austria	Non-guarantor
Ameristate Title, LLC	Florida	Non-guarantor
Andalucian Realty Ltd	England and Wales	Non-guarantor
Benal Holdings Ltd.	Gibraltar	Non-guarantor
Benal Management Ltd	Gibraltar	Non-guarantor
Broome Park Estates Ltd	England and Wales	Non-guarantor
Chestnut Farms, LLC	Nevada	Guarantor
Citronsa Canarias SL	Spain	Non-guarantor
Citrus Insurance Company, Inc	Nevada	Non-guarantor
Club Via Ltd	England and Wales	Non-guarantor
Collie Inversion Inmobilario Santa Cruz SL	Spain	Non-guarantor
Cotiempo SL	Spain	Non-guarantor
Cumberland Gate, LLC	Delaware	Guarantor
Diamond Resorts (Europe) Limited (f/k/a Sunterra Europe Ltd)	England and Wales	Non-guarantor
Diamond Resorts, LLC	Nevada	Non-guarantor
Diamond Resorts Corporation (d/b/a Diamond Resorts International)	Maryland	Guarantor
Diamond Resorts Holdings, LLC	Nevada	Guarantor
Diamond Resorts (Europe) Limited —French Branch (f/k/a Sunterra Europe Ltd —French Branch)	France	Non-guarantor
Diamond Resorts (Europe) Limited —Irish Branch	Ireland	Non-guarantor
Diamond Resorts (Europe) Limited —Norwegian Branch	Norway	Non-guarantor
Diamond Resorts (Europe) Limited — Malta Branch (f/k/a Sunterra Europe Ltd — Malta Branch)	Malta	Non-guarantor
Diamond Resorts (Group Holdings) PLC (f/k/a Sunterra Europe (Group Holdings) PLC)	England and Wales	Non-guarantor
Diamond Resorts (Holdings) Limited (f/k/a Sunterra Europe (Holdings) Limited)	England and Wales	Non-guarantor
Diamond Resorts Balearic Sales SL (f/k/a Sunterra Balearic Sales SL)	Spain	Non-guarantor
Diamond Resorts Benalmadena Management SL (f/k/a GVC Spanish Benalmadena Management SL)	Spain	Non-guarantor
Diamond Resorts Broome Park Ltd	England and Wales	Non-guarantor
Diamond Resorts California Collection Development, LLC, (f/k/a Club Sunterra Development California, LLC, f/k/a Club Sunterra Development II, LLC,f/k/a Sunterra Texas Development, LLC)	Delaware	Guarantor
Diamond Resorts Centralized Services Company	Delaware	Guarantor
Diamond Resorts Citrus Share Holding, LLC (f/k/a Sunterra South Marketing, LLC)	Delaware	Guarantor
Diamond Resorts Clubs (Europe) Ltd (f/k/a Sunterra Clubs (Europe) Limited)	England and Wales	Non-guarantor
Diamond Resorts Coral Sands Development, LLC	Delaware	Guarantor
Diamond Resorts Cypress Pointe I Development, LLC	Delaware	Guarantor
Diamond Resorts Cypress Pointe II Development, LLC	Delaware	Guarantor
Diamond Resorts Cypress Pointe III Development, LLC	Delaware	Guarantor

Name	Jurisdiction of Incorporation or Organization	Guarantor or Non-guarantor
Diamond Resorts Daytona Development, LLC (f/k/a Sunterra Bent Creek Golf Course Development, LLC)	Delaware	Guarantor
Diamond Resorts Depositor 2008, LLC	Delaware	Non-guarantor
Diamond Resorts Deutschland Betriebsgesellschaft GmbH (f/k/a Sunterra Deutschland Betriebsgesellschaft GmbH)	Germany	Non-guarantor
Diamond Resorts Deutschland Holdings GmbH (DRDH) (f/k/a Sunterra Deutschland Holding GmbH)	Germany	Non-guarantor
Diamond Resorts Deutschland Vertriebsgesellschaft GmbH (f/k/a Sunterra Deutschland Vertriebsgesellschaft GmbH)	Germany	Non-guarantor
Diamond Resorts Developer and Sales Holding Company	Delaware	Guarantor
Diamond Resorts Epic Mortgage Holdings, LLC (f/k/a Sunterra KGK Partners Finance, LLC)	Delaware	Guarantor
Diamond Resorts Excursions SL (f/k/a Diamond Resorts Mijas Sales SL)	Spain	Non-guarantor
Diamond Resorts Fall Creek Development, LLC	Delaware	Guarantor
Diamond Resorts Finance Holding Company	Delaware	Guarantor
Diamond Resorts Financial Services Ltd (f/k/a LS Financial Services Ltd)	England and Wales	Non-guarantor
Diamond Resorts Financial Services, Inc.	Nevada	Guarantor
Diamond Resorts Flamingo Development, NV	Dutch West Indies	Guarantor
Diamond Resorts Flamingo Management, NV	Dutch West Indies	Guarantor
Diamond Resorts Gran Canarias Management SL (f/k/a GVC Gran Canarias Management SL)	Spain	Non-guarantor
Diamond Resorts Grand Beach I Development, LLC	Delaware	Guarantor
Diamond Resorts Grand Beach II Development, LLC	Delaware	Guarantor
Diamond Resorts Greensprings Development, LLC	Delaware	Guarantor
Diamond Resorts Hawaii Collection Development, LLC, (f/k/a Club Sunterra Development Hawaii, LLC, f/k/a Sunterra East Marketing, LLC)	Delaware	Guarantor
Diamond Resorts Hilton Head Development, LLC (f/k/a Sunterra Bent Creek Village Development, LLC)	Delaware	Guarantor
Diamond Resorts Holidays Ltd (f/k/a Canaryroute Ltd)	England and Wales	Non-guarantor
Diamond Resorts International, LLC	Nevada	Non-guarantor
Diamond Resorts International Club, Inc., (f/k/a Club Sunterra, Inc.)	Florida	Guarantor
Diamond Resorts International Marketing, Inc., (f/k/a Resort Marketing International, Inc.)	California	Guarantor
Diamond Resorts Issuer 2008, LLC	Delaware	Non-guarantor
Diamond Resorts Italia SRL (f/k/a Sunterra Italia SRL)	Italy	Non-guarantor
Diamond Resorts Las Vegas Development, LLC (f/k/a Sunterra Polynesian Isles Development, LLC)	Delaware	Guarantor
Diamond Resorts Mallorca Management SL (f/k/a GVC Spanish Management SL)	Spain	Non-guarantor
Diamond Resorts Management and Exchange Holding Company	Delaware	Guarantor
Diamond Resorts Management Ltd (f/k/a Sunterra Management Limited)	England and Wales	Non-guarantor
Diamond Resorts Management, Inc. (f/k/a RPM Management, Inc.)	Arizona	Guarantor
Diamond Resorts Menorca Management SL (f/k/a Sunterra Menorca Management SL)	Spain	Non-guarantor
Diamond Resorts Mijas Management SA (f/k/a Vacation Owners Club SA)	Spain	Non-guarantor
Diamond Resorts Mortgage Holdings, LLC	Delaware	Guarantor
Diamond Resorts Owner Trust 2009-1	Delaware	Non-guarantor
Diamond Resorts Owner Trust 2011-1	Delaware	Non-guarantor
Diamond Resorts Palm Development, NV	Dutch West Indies	Guarantor
Diamond Resorts Palm Management, NV	Dutch West Indies	Guarantor

Name	Jurisdiction of Incorporation or Organization	Guarantor or Non-guarantor
Diamond Resorts Palm Springs Development, LLC (f/k/a Sunterra North Marketing, LLC)	Delaware	Guarantor
Diamond Resorts Poco Diablo Development, LLC	Delaware	Guarantor
Diamond Resorts Poipu Development, LLC	Delaware	Guarantor
Diamond Resorts Polo Development, LLC	Nevada	Guarantor
Diamond Resorts Port Royal Development, LLC	Delaware	Guarantor
Diamond Resorts Portugal Clube de Ferias, Lda (f/k/a Sunterra Portugal Clube de Ferias, Lda)	Portugal	Non-guarantor
Diamond Resorts Powhatan Development, LLC	Delaware	Guarantor
Diamond Resorts Residual Assets Development, LLC	Delaware	Guarantor
Diamond Resorts Residual Assets Finance, LLC	Delaware	Guarantor
Diamond Resorts Residual Assets M&E, LLC	Delaware	Guarantor
Diamond Resorts Ridge on Sedona Development, LLC	Delaware	Guarantor
Diamond Resorts Ridge Pointe Development, LLC	Delaware	Guarantor
Diamond Resorts Sales Italy SRL (f/k/a Sunterra Sales Italy SRL)	Italy	Non-guarantor
Diamond Resorts San Luis Bay Development, LLC	Delaware	Guarantor
Diamond Resorts Santa Fe Development, LLC	Delaware	Guarantor
Diamond Resorts Scottsdale Development, LLC (f/k/a Sunterra Poipu GP Development, LLC)	Delaware	Guarantor
Diamond Resorts Sedona Springs Development, LLC	Delaware	Guarantor
Diamond Resorts Sedona Summit Development, LLC	Delaware	Guarantor
Diamond Resorts Seller 2009-1, LLC	Delaware	Non-guarantor
Diamond Resorts Seller 2011-1, LLC	Delaware	Non-guarantor
Diamond Resorts Spanish Sales SL (f/k/a Sunterra Spanish Sales SL)	Spain	Non-guarantor
Diamond Resorts St. Croix Development, LLC	Delaware	Guarantor
Diamond Resorts Steamboat Development, LLC	Delaware	Guarantor
Diamond Resorts Tahoe Beach & Ski Development, LLC	Delaware	Guarantor
Diamond Resorts Tenerife Sales SL (f/k/a Sunterra Tenerife Sales SL)	Spain	Non-guarantor
Diamond Resorts Title Ltd (f/k/a Sunterra Title Ltd)	England and Wales	Non-guarantor
Diamond Resorts Travel Limited (f/k/a Sunterra Travel Limited)	England and Wales	Non-guarantor
Diamond Resorts U.S. Collection Development LLC, (f/k/a Club Sunterra Development, LLC)	Delaware	Guarantor
Diamond Resorts Villa Mirage Development, LLC	Delaware	Guarantor
Diamond Resorts Villas of Sedona Development, LLC	Delaware	Guarantor
Diamond Resorts Voyages SARL (f/k/a Sunterra Voyages SARL)	France	Non-guarantor
Diamond Resorts West Maui Development, LLC, (f/k/a Sunterra West Marketing, LLC)	Delaware	Guarantor
DPM Acquisition, LLC	Delaware	Non-guarantor
DPM Acquisition Mexico S. de R.L. de C.V.	Mexico	Non-guarantor
DPM Holdings, LLC	Delaware	Non-guarantor
DPM RP Subsidiary, LLC	Delaware	Non-guarantor
DRI Quorum 2010, LLC	Delaware	Non-guarantor
Flanesford Priory Ltd	England and Wales	Non-guarantor
Floriana Holdings Ltd.	Gibraltar	Non-guarantor
Floriana Management Ltd	Gibraltar	Non-guarantor
FLRX, Inc. (f/k/a Diamond Resorts Pacific).	Washington	Non-guarantor
Foster Shores, LLC	Missouri	Guarantor
George Acquisition Subsidiary, Inc.	Nevada	Guarantor

Name	Jurisdiction of Incorporation or Organization	Guarantor or Non-guarantor
Gesycon SA	Spain	Non-guarantor
Ginger Creek, LLC	Delaware	Guarantor
Go Sunterra Ltd	England and Wales	Non-guarantor
Grand Escapes, LLC	Delaware	Guarantor
Grand Vacation Company (Europe) Ltd	England and Wales	Non-guarantor
Grand Vacation Travel Ltd	England and Wales	Non-guarantor
GVC Nominee Limited	England and Wales	Non-guarantor
Hellene Ltd	Gibraltar	Non-guarantor
Hewicoon SL	Spain	Non-guarantor
ILX Acquisition, Inc.	Delaware	Non-guarantor
ILX Acquisition, LLC	Delaware	Non-guarantor
ILX Resorts Acquisition S. de R.L. de C.V.	Mexico	Non-guarantor
International Timeshares Marketing, LLC	Delaware	Guarantor
Kenmore Club Ltd	Scotland	Non-guarantor
Labrador Inversiones Inmobiliarias Costa del Sol SL	Spain	Non-guarantor
Lake Tahoe Resort Partners, LLC	California	Guarantor
Los Amigos Beach Club Ltd	Isle of Man	Non-guarantor
Los Amigos Beach Club Management Ltd	Isle of Man	Non-guarantor
LS International Resort Management Ltd	England and Wales	Non-guarantor
LS Interval Ownership Ltd	England and Wales	Non-guarantor
LSI (Wychnor Park) Ltd	England and Wales	Non-guarantor
LSI Developers Ltd	England and Wales	Non-guarantor
LSI Properties Ltd	England and Wales	Non-guarantor
Mazatlan Development Inc.	Washington	Guarantor
Mercadotechnia de Hospedaje S.A. de C.V.	Mexico	Non-guarantor
Merceta Canarias SL	Spain	Non-guarantor
Meridiat Canarias SL	Spain	Non-guarantor
MMG Development Corp.	Florida	Guarantor
Mystic Dunes, LLC	Delaware	Non-guarantor
Mystic Dunes Myrtle Beach, LLC	Delaware	Non-guarantor
Mystic Dunes Receivables, LLC	Delaware	Non-guarantor
Octopus GmbH	Austria	Non-guarantor
Operating DPM S. de R.L. de C.V.	Mexico	Non-guarantor
Pastor Inmobililario Insular SL	Spain	Non-guarantor
Pine Lake Management Services Ltd	England and Wales	Non-guarantor
Pine Lake PLC	England and Wales	Non-guarantor
Poipu Resort Management Company, GP	Hawaii	Non-guarantor
Poipu Resort Partners, L.P.	Hawaii	Guarantor
Potter’s Mill, Inc.	Bahamas	Non-guarantor
Resort Management International, Inc.	California	Guarantor
Resort Management Services SL	Spain	Non-guarantor
Resorts Development International, Inc.	Nevada	Guarantor
Sahara Sunset Resort Management SL	Spain	Non-guarantor
Sales DPM S. de R.L. de C.V.	Mexico	Non-guarantor
Secure Firstcon, Inc.	Delaware	Non-guarantor
Secure Middlecon, Inc.	Delaware	Non-guarantor
Sunset Sur SA	Spain	Non-guarantor

Name	Jurisdiction of Incorporation or Organization	Guarantor or Non-guarantor
Sunterra Depositor 2007, LLC	Delaware	Non-guarantor
Sunterra Issuer 2007, LLC	Delaware	Non-guarantor
Sunterra Owner Trust 2004-1	Delaware	Non-guarantor
Sunterra Ownership LLC	Delaware	Non-guarantor
Sunterra SPE 2004-1 LLC	Delaware	Non-guarantor
Sunterra SPM, Inc.	Delaware	Non-guarantor
Tempus Acquisition, LLC	Delaware	Non-guarantor
Tempus Holdings, LLC	Delaware	Non-guarantor
Thurnham Vacation Club Management Limited	England and Wales	Non-guarantor
Torres Mazatlan S.A. de C.V.	Mexico	Non-guarantor
Torres Vallarta Tower Three S.A. de C.V.	Mexico	Non-guarantor
Torres Vallarta Tennis Club S.A. de C.V.	Mexico	Non-guarantor
Torres Vallarta S.A. de C.V.	Mexico	Non-guarantor
Vacaciones Compartidos Mazatlan y Vallarta, S.A. de C.V.	Mexico	Non-guarantor
Vacacionistas Internacionales Mazatlan S.A. de C.V.	Mexico	Non-guarantor
Vacacionistas Internacionales Vallarta S.A. de C.V.	Mexico	Non-guarantor
Vacation Club Partnership Ltd	England and Wales	Non-guarantor
Vacation Research Ltd	England and Wales	Non-guarantor
Vacation Share SL	Spain	Non-guarantor
Vacation Time Share Travel, Inc.	Bahamas	Non-guarantor
Vilar Do Golf Empreendimentos Turisticos, LDA	Portugal	Non-guarantor
Walsham Lake, LLC	Missouri	Guarantor
West Maui Resort Partners, L.P.	Delaware	Guarantor